Exhibit 24.1

COSÌ, INC.

Form S-3 Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William D. Forrest and Kevin Armstrong, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Così, Inc. (the “Company”), the registration statement on Form S-3 relating to the Company’s public offering of common stock with a value of up to $30 million, excluding the value of the shares that could be issued if the underwriters exercise the over-allotment option (the “Registration Statement”);

2.	execute any and all amendments, including post-effective amendments or supplements to the Registration Statement; and

3.	to file the Registration Statement, and any and all amendments, post-effective amendments or supplements thereto, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission

     The undersigned hereby grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite, necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 9th day of May, 2005.

By:	/s/ ELI COHEN
	Name:	Eli Cohen
	Title:	Director

COSÌ, INC.

Form S-3 Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William D. Forrest and Kevin Armstrong, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Così, Inc. (the “Company”), the registration statement on Form S-3 relating to the Company’s public offering of common stock with a value of up to $30 million, excluding the value of the shares that could be issued if the underwriters exercise the over-allotment option (the “Registration Statement”);

2.	execute any and all amendments, including post-effective amendments or supplements to the Registration Statement; and

3.	to file the Registration Statement, and any and all amendments, post-effective amendments or supplements thereto, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission

     The undersigned hereby grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite, necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 9th day of May, 2005.

By:	/s/ CREED L. FORD, III
	Name:	Creed L. Ford, III
	Title:	Director

COSÌ, INC.

Form S-3 Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William D. Forrest and Kevin Armstrong, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Così, Inc. (the “Company”), the registration statement on Form S-3 relating to the Company’s public offering of common stock with a value of up to $30 million, excluding the value of the shares that could be issued if the underwriters exercise the over-allotment option (the “Registration Statement”);

2.	execute any and all amendments, including post-effective amendments or supplements to the Registration Statement; and

3.	to file the Registration Statement, and any and all amendments, post-effective amendments or supplements thereto, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission

     The undersigned hereby grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite, necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 9th day of May, 2005.

By:	/s/ TERRY DIAMOND
	Name:	Terry Diamond
	Title:	Director

COSÌ, INC.

Form S-3 Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William D. Forrest and Kevin Armstrong, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Così, Inc. (the “Company”), the registration statement on Form S-3 relating to the Company’s public offering of common stock with a value of up to $30 million, excluding the value of the shares that could be issued if the underwriters exercise the over-allotment option (the “Registration Statement”);

2.	execute any and all amendments, including post-effective amendments or supplements to the Registration Statement; and

3.	to file the Registration Statement, and any and all amendments, post-effective amendments or supplements thereto, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission

     The undersigned hereby grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite, necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 9th day of May, 2005.

By:	/s/ MARK DEMILIO
	Name:	Mark Demilio
	Title:	Director

COSÌ, INC.

Form S-3 Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William D. Forrest and Kevin Armstrong, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Così, Inc. (the “Company”), the registration statement on Form S-3 relating to the Company’s public offering of common stock with a value of up to $30 million, excluding the value of the shares that could be issued if the underwriters exercise the over-allotment option (the “Registration Statement”);

2.	execute any and all amendments, including post-effective amendments or supplements to the Registration Statement; and

3.	to file the Registration Statement, and any and all amendments, post-effective amendments or supplements thereto, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission

     The undersigned hereby grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite, necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 9th day of May, 2005.

By:	/s/ EDNA MORRIS
	Name:	Edna Morris
	Title:	Director

COSÌ, INC.

Form S-3 Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William D. Forrest and Kevin Armstrong, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Così, Inc. (the “Company”), the registration statement on Form S-3 relating to the Company’s public offering of common stock with a value of up to $30 million, excluding the value of the shares that could be issued if the underwriters exercise the over-allotment option (the “Registration Statement”);

2.	execute any and all amendments, including post-effective amendments or supplements to the Registration Statement; and

3.	to file the Registration Statement, and any and all amendments, post-effective amendments or supplements thereto, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission

     The undersigned hereby grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite, necessary and appropriate to be done with respect to the Registration Statement or any amendments or supplements thereto in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 9th day of May, 2005.

By:	/s/ GARRY STOCK
	Name:	Garry Stock
	Title:	Director